UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Del Frisco’s Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-35611

Delaware	20-8453116
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2900 Ranch Trail

Irving, TX 75063

(Address of principal executive offices, including zip code)

(469) 913-1845

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DFRG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities

On May 16, 2019, Del Frisco’s Restaurant Group, Inc. (the “Company”) announced that it is implementing a reduction in force plan that is expected to result in the termination of approximately 12% to 15% of G&A positions during the second and third quarters of 2019. The reduction in force is being implemented to make necessary adjustments following the near completion of the integration of recent acquisitions and the identification of additional synergy and cost saving opportunities. As a result of this action, the Company expects to generate pre-tax general and administrative cost savings of approximately $3.0 million in 2019 and $5 million on an annualized run-rate basis and incur total non-recurring restructuring charges of approximately $0.3 million to $0.5 million on a pre-tax basis for severance payments and other termination costs.

An announcement of the reduction in force has been included in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 2.05 of this Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements involve risks and uncertainties that could cause actual results to differ materially from expectations, and may relate to, among other things, statements regarding the Company’s current expectations and beliefs as to the timing and scope of the reduction in force plan and the amount and timing of the related costs. These forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to revise or update such statements to reflect future events or circumstances.

Item 7.01	Regulation FD Disclosure

On May 16, 2019, the Company issued a press release. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Del Frisco’s Restaurant Group, Inc., dated May 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL FRISCO’S RESTAURANT GROUP, INC.

Date: May 16, 2019	By:	/s/ Neil H. Thomson
Neil H. Thomson
Chief Financial Officer